Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MARCH, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6417%



        Excess Protection Level
          3 Month Average  5.08%
          March, 1997  5.88%
          February, 1997  5.38%
          January, 1997  3.98%


        Cash Yield                                  17.86%


        Investor Charge Offs                        4.50%


        Base Rate                                   7.48%


        Over 35 Day Delinquency                     4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $ 24,979,151,243.99


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,239,523,725.50